SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      September 17, 1996; (August 4, 1996)

                             KEY ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)


Maryland                                   1-8038                 04-2648081
(State or other jurisdiction       (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

                          Two Tower Center, Tenth Floor
                        East Brunswick, New Jersey 08816
          (Address of principal executive offices, including zip code)




                                 (908) 247-4822
              (Registrant's telephone number, including area code)









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Item 5.    Other Events.

         As of August 4, 1996, the interest rate on Key Energy Group, Inc. ("Key") Convertible Subordinated Debenture due 2003 (the "Debenture") increased fifty (50) basis points to 7.50% as set forth in Section 1 of the Debenture.

         For more information about the interest rate increase, see Key's Notice to Securityholders, dated September 16, 1996, which is attached herewith as
Exhibit 99 and incorporated by reference herein.

Item 7.    Financial Statements and Exhibits.

           (c)      Exhibits

           Exhibit 99 - Notice to Securityholders, dated September 16, 1996





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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KEY ENERGY GROUP, INC.



                                              By: /s/ Francis D. John
                                                    Francis D. John, President

Date: September 17, 1996




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                                  EXHIBIT INDEX


 Number                         Description                     Page Number
 ------                         -----------                     -----------
99                     Notice to Securityholders, dated             4
                       September 16, 1996

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